UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

FORT LAUDERDALE DIVISION

IN RE:	|	CASE NUMBER
	|	12-19084-RBR
SMF Energy Corporation	|
DEBTOR.	|	JUDGE: Raymond B. Ray
|
	|	CHAPTER 11
|

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM 10/1/2012 TO 10/31/2012

Comes now the above named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:
c/o Soneet R. Kapila, CRO	Genovese Joblove & Battista, P.A.
200 W. Cypress Creek Road	200 East Broward Blvd.
Suite 400	Suite 1100
Ft. Lauderdale, Fl 33009	Ft. Lauderdale, FL 33301
(954) 453-8000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING 10/1/2012 AND ENDING 10/31/2012

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR
Date of Petition:	April 15, 2012

			CURRENT		CUMULATIVE
			MONTH		PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$6,142,921.35	(a)	$91,372.14	(b)
2.	RECEIPTS:
	A.	Cash Sales	-		-
		Minus: Cash Refunds	-		-
		Net Cash Sales	-		-
	B.	Accounts Receivable	20,460.97		13,174,396.19
	C.	Other Receipts (See MOR-3 )	3,711.10		20,227,608.77
	(If you receive rental income,
		you must attach rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		24,172.07		33,402,004.96
4.	TOTAL FUNDS AVAILABLE FOR
	OPERATIONS (Line 1 + Line 3)		6,167,093.42		33,493,377.10

5.	DISBURSEMENTS
	A.	Advertising	-		-
	B.	Bank Charges	3,156.90		34,881.47
	C.	Contract Labor	14,455.00		94,581.56
	D.	Fixed Asset Payments (not incl. in "N")	-		-
	E.	Insurance	-		347,363.15
	F.	Inventory Payments (See Attach. 2 )	-		169,025.25
	G.	Leases	-		21,689.09
	H.	Manufacturing Supplies	-		-
	I.	Office Supplies	-		22,768.82
	J.	Payroll - Net (See Attachment 4B )	-		802,267.41
	K.	Professional Fees (Accounting & Legal)	244,671.00		1,858,716.10
	L.	Rent	2,489.14		215,518.46
	M.	Repairs & Maintenance	-		4,018.99
	N.	Secured Creditor Payments (See Attach. 2 )	-		11,096,111.67
	O.	Taxes Paid - Payroll (See Attachment 4C )	-		152,350.12
	P.	Taxes Paid - Sales & Use (See Attachment 4 C)	-		591,058.47
	Q.	Taxes Paid - Other (See Attachment 4C )	-		51.05
	R.	Telephone	513.80		27,257.45
	S.	Travel & Entertainment	-		20,472.62
	Y.	U.S. Trustee Quarterly Fees	5,200.00		26,175.00
	U.	Utilities	-		3,717.23
	V.	Vehicle Expenses	-		520,000.00
	W.	Other Operating Expenses (See MOR-3 )	6,387.42		11,595,133.03
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		276,873.26		27,603,156.94
7.	ENDING BALANCE (Line 4 Minus Line 6) [NOTE 1]		$5,890,220.16	(c)	$5,890,220.16	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of November, 2012	/s/ Soneet R. Kapila
Soneet R. Kapila, Chief Restructuring Officer

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Refunds	$3,711.10	$296,375.14
Rejected wires	-	1,198,261.65
Intercompany - SMF	-	7,891,276.27
Intercompany - H&W	-	29,190.31
Proceeds from sale of assets	-	10,742,187.90
Intercompany - SSI	-	-
Auction proceeds	-	70,317.50
	-	-
	-	-
	-	-
TOTAL OTHER RECEIPTS	$3,711.10	$20,227,608.77

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties, directors, related corporations, etc.) Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

		Cumulative
Description	Current Month	Petition to Date
401K	$-	$9,637.33
Credit card fees	-	2,612.56
Deposit to Escrow for H&W Sale	-	2,500.00
Intercompany - SMF	-	9,141,445.28
Intercompany - H&W	443.57	1,984,494.16
Intercompany - SSI	270.19	7,227.70
ADP payroll fees	21.20	73,796.79
Auction expense	-	4,500.00
Copy services	779.21	4,892.22
Misc. other disbursements	1,271.83	28,843.42
Wells Fargo admin fee reserve	-	300,000.00
IT services / Computer storage services	3,601.42	25,584.23
Employee reimbursement	-	419.39
Petty cash (employee reimb.)	-	9,179.95
TOTAL OTHER DISBURSEMENTS	$6,387.42	$11,595,133.03

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

SMF Energy Corporation, Inc.

Operating Results

June 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.
	STR	SSI	H&W	Realty	Elimination	SMF Energy
Petroleum product sales and service revenues	$0	$0	$229,294	$0	$0	$229,294
Petroleum product taxes	0	0	8,668	0	0	8,668
Total revenues	0	0	237,962	0	0	237,962

Cost of petroleum product sales and service	447,760	-14,666	496,122	0	0	929,216
Petroleum product taxes	0	0	8,668	0	0	8,668
Total cost of sales	447,760	-14,666	504,790	0	0	937,884

Gross profit	-447,760	14,666	-266,828	0	0	-699,922

Selling, general and administrative expenses	2,014,530	319	64,593	0	0	2,079,442
Executive retirement and related transition expenses	0	0	0	0	0	0

Operating income (loss)	-2,462,290	14,347	-331,421	0	0	-2,779,365

Interest expense	-242,876	-3,000	-55,605	0	23,000	-278,481
Interest and other income, net	3,282,551	-396,780	-484,363	0	-23,000	2,378,408

Income (Loss) before income taxes	577,385	-385,433	-871,389	0	0	-679,438

Income tax benefit (expense)	0	0	-8,667	0	0	-8,667
Net Income (loss)	$577,385	$-385,433	$-880,056	$0	$0	$-688,104

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

SMF Energy Corporation, Inc.

Balance Sheet

as of June 30, 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.
	STR	SSI	H&W	Realty	Elimination	SMF Energy
ASSETS
Current assets:
Cash and cash equivalents	$6,657,738	$0	$9,235,049	$0	$0	$15,892,787
Accounts receivable, net	994,727	0	2,209,297	0	0	3,204,024
Inventories, net	0	0	0	0	0	0
Prepaid expenses and other current assets	129,120	0	2,336	0	0	131,456
Total current assets	7,781,586	0	11,446,682	0	0	19,228,268

Property and equipment, net	979,825	0	4,600	66,679	0	1,051,103
Inter-company	745,503,056	111,384,191	610,958,147	0	-1,467,845,393	0
Identifiable intangible assets, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred debt costs, net	0	0	0	0	0	0
Other assets	67,442	0	2,300	0	0	69,742
Total assets	754,331,909	111,384,191	622,411,728	66,679	-1,467,845,393	20,349,113

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Line of credit payable - Current	$0	$0	$0	$0	$0	$0
Current portion of term loan/mtg	0	0	0	0	0	0
Accounts payable	12,780,984	4,878	1,594,129	0	0	14,379,992
Accrued expenses and other liabilities	807,840	0	387,017	0	0	1,194,856
Total current liabilities	13,588,824	4,878	1,981,146	0	0	15,574,848
Long-term liabilities:
Term loan/mtg, net of current portion	0	0	0	0	0	0
Promissory note	800,000	0	0	0	0	800,000
Inter-company	717,877,077	106,847,625	632,453,377	88,979	-1,457,267,058	0
Other long-term liabilities	59,240	0	998	0	0	60,239
Total liabilities	732,325,142	106,852,503	634,435,521	88,979	-1,457,267,058	16,435,087
Contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value; 5,000 Series D shares authorized	5	0	0	0	0	5
Common stock, $0.01 par value; 50,000,000 shares authorized	84,320	1	0	0	0	84,321
Additional paid-in capital	36,260,788	6,607,548	3,970,788	0	-10,578,336	36,260,788
Accumulated deficit	-14,338,345	-2,075,861	-15,994,582	-22,300	0	-32,431,088
Total shareholders’ equity	22,006,768	4,531,688	-12,023,794	-22,300	-10,578,336	3,914,026
Total liabilities and shareholders’ equity	754,331,909	111,384,191	622,411,728	66,679	-1,467,845,393	20,349,113

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis anddo not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

ACCOUNTS RECEIVABLE AT PETITION DATE:	$11,505,148.43

ACCOUNTS RECEIVABLE RECONCILIATION

(include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance:	$1,153,510.97	(a)
PLUS: Current Month New Billings	$-
MINUS: Collections During the Month	$(20,460.97	)(b)
PLUS/MINUS: Adjustments of Write-offs	$(3,034.79	)*
End of Month Balance	$1,130,015.21	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

Credits were issued to various customers.

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total amount for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$15,004.19	$-	$(4,224.75)	$1,119,235.77	$1,130,015.21	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write- off, disputed account, etc.)

See attached

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b) This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c) These two amounts must equal.

MOR-4

SMF Energy Corp.

A/R Aging - October 31, 2012

Attachment 1

COMPANY NAME	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	$0.00	$0.00	$0.00	$0.00	$2,000.00	$2,000.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$63,978.53	$63,978.53
	$0.00	$0.00	$0.00	$0.00	$1,949.35	$1,949.35
	$0.00	$0.00	$0.00	$0.00	$(343.36)	$(343.36)
	$0.00	$0.00	$0.00	$0.00	$2,796.98	$2,796.98
	$0.00	$0.00	$0.00	$0.00	$20,864.16	$20,864.16
	$0.00	$0.00	$0.00	$0.00	$3,935.84	$3,935.84
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$27,134.24	$27,134.24
	$0.00	$0.00	$0.00	$0.00	$17,618.82	$17,618.82
	$0.00	$0.00	$0.00	$0.00	$3,489.59	$3,489.59
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$(1,528.27)	$0.00	$0.00	$(1,528.27)
	$0.00	$0.00	$0.00	$0.00	$5,617.92	$5,617.92
	$0.00	$0.00	$(2,443.77)	$0.00	$0.00	$(2,443.77)
	$0.00	$0.00	$0.00	$0.00	$314.21	$314.21
	$0.00	$0.00	$0.00	$0.00	$3,987.29	$3,987.29
	$0.00	$0.00	$0.00	$0.00	$169.63	$169.63
	$0.00	$0.00	$0.00	$0.00	$(501.96)	$(501.96)
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$(727.73)	$0.00	$(727.73)
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$822.13	$822.13
	$0.00	$0.00	$0.00	$0.00	$5,836.04	$5,836.04
	$0.00	$0.00	$0.00	$0.00	$725.89	$725.89
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$(98.81)	$(98.81)

COMPANY NAME	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	$0.00	$0.00	$0.00	$0.00	$(100.00)	$(100.00)
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$(100.00)	$(100.00)
	$0.00	$0.00	$0.00	$0.00	$75.00	$75.00
	$0.00	$0.00	$0.00	$0.00	$(150.00)	$(150.00)
	$0.00	$0.00	$0.00	$0.00	$(145.00)	$(145.00)
	$0.00	$0.00	$0.00	$0.00	$3,631.37	$3,631.37
	$0.00	$0.00	$0.00	$0.00	$93.59	$93.59
	$0.00	$0.00	$0.00	$0.00	$(325.00)	$(325.00)
	$0.00	$0.00	$0.00	$0.00	$(250.00)	$(250.00)
	$0.00	$0.00	$0.00	$0.00	$761.95	$761.95
	$0.00	$0.00	$0.00	$0.00	$(235.00)	$(235.00)
	$0.00	$0.00	$0.00	$0.00	$(285.00)	$(285.00)
	$0.00	$0.00	$0.00	$0.00	$2,050.00	$2,050.00
	$0.00	$0.00	$0.00	$0.00	$34,931.57	$34,931.57
	$0.00	$0.00	$0.00	$0.00	$8,514.15	$8,514.15
	$0.00	$0.00	$0.00	$0.00	$805.91	$805.91
	$0.00	$0.00	$0.00	$0.00	$1,005.35	$1,005.35
	$0.00	$0.00	$0.00	$0.00	$(8,105.70)	$(8,105.70)
	$0.00	$0.00	$0.00	$0.00	$172.52	$172.52
	$0.00	$0.00	$(69.57)	$0.00	$0.00	$(69.57)
	$0.00	$0.00	$0.00	$0.00	$25.77	$25.77
	$0.00	$0.00	$0.00	$0.00	$720.51	$720.51
	$0.00	$0.00	$0.00	$0.00	$4,965.78	$4,965.78
	$0.00	$0.00	$0.00	$0.00	$91.62	$91.62
	$0.00	$0.00	$0.00	$0.00	$3,624.96	$3,624.96
	$0.00	$0.00	$0.00	$0.00	$15.43	$15.43
	$0.00	$0.00	$0.00	$0.00	$528.67	$528.67
	$0.00	$0.00	$0.00	$0.00	$14.62	$14.62
	$0.00	$0.00	$0.00	$0.00	$260.09	$260.09
	$0.03	$0.00	$0.00	$0.00	$0.00	$0.03
	$0.00	$0.00	$0.00	$0.00	$5,067.77	$5,067.77
	$0.00	$0.00	$0.00	$0.00	$(240.00)	$(240.00)
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$360.86	$360.86
	$0.00	$0.00	$0.00	$0.00	$26,353.63	$26,353.63

COMPANY NAME	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$2,354.51	$2,354.51
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$9,741.86	$9,741.86
	$0.00	$0.00	$0.00	$0.00	$24,672.96	$24,672.96
	$0.00	$0.00	$0.00	$0.00	$17,218.79	$17,218.79
	$0.00	$0.00	$0.00	$0.00	$16,957.25	$16,957.25
	$15,016.07	$0.00	$0.00	$0.00	$0.00	$15,016.07
	$0.00	$0.00	$0.00	$0.00	$476.00	$476.00
	$0.00	$0.00	$0.00	$0.00	$295.00	$295.00
	$0.00	$0.00	$0.00	$0.00	$580.00	$580.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$50,715.66	$50,715.66
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$(479.41)	$(479.41)
	$0.00	$0.00	$0.00	$0.00	$1,318.40	$1,318.40
	$0.00	$0.00	$0.00	$0.00	$53,273.52	$53,273.52
	$0.00	$0.00	$0.00	$0.00	$1,696.26	$1,696.26
	$0.00	$0.00	$0.00	$0.00	$292.53	$292.53
	$0.00	$0.00	$0.00	$0.00	$50.95	$50.95
	$0.00	$0.00	$0.00	$0.00	$413,060.73	$413,060.73
	$0.00	$0.00	$0.00	$0.00	$162,859.46	$162,859.46
	$0.00	$0.00	$0.00	$0.00	$35,580.16	$35,580.16
	$0.00	$0.00	$0.00	$0.00	$21,855.40	$21,855.40
	$0.00	$0.00	$0.00	$0.00	$911.64	$911.64
	$0.00	$0.00	$0.00	$0.00	$19,992.03	$19,992.03
	$0.00	$0.00	$0.00	$(1,035.00)	$0.00	$(1,035.00)
	$0.00	$0.00	$0.00	$0.00	$607.56	$607.56
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$2,381.37	$2,381.37
	$0.00	$0.00	$0.00	$0.00	$(1,513.19)	$(1,513.19)
	$0.00	$0.00	$0.00	$0.00	$(63.65)	$(63.65)
	$0.00	$0.00	$0.00	$0.00	$1,501.31	$1,501.31
	$0.00	$0.00	$0.00	$0.00	$707.77	$707.77
	$0.00	$0.00	$0.00	$0.00	$12,342.92	$12,342.92
	$0.00	$0.00	$0.00	$0.00	$4,427.35	$4,427.35

COMPANY NAME	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	$0.00	$0.00	$0.00	$0.00	$(448.29)	$(448.29)
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$869.69	$869.69
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$(183.14)	$(260.46)	$(5,710.87)	$(6,154.47)
	$0.00	$0.00	$0.00	$0.00	$1,138.38	$1,138.38
	$0.00	$0.00	$0.00	$0.00	$3,937.04	$3,937.04
	$0.00	$0.00	$0.00	$0.00	$224.23	$224.23
	$0.00	$0.00	$0.00	$0.00	$5,050.37	$5,050.37
	$0.00	$0.00	$0.00	$0.00	$17,730.07	$17,730.07
	$0.00	$0.00	$0.00	$0.00	$677.63	$677.63
	$(11.91)	$0.00	$0.00	$0.00	$0.00	$(11.91)
	$0.00	$0.00	$0.00	$0.00	$362.64	$362.64
	$0.00	$0.00	$0.00	$0.00	$(500.00)	$(500.00)
	$0.00	$0.00	$0.00	$0.00	$145.22	$145.22
	$0.00	$0.00	$0.00	$0.00	$(306.27)	$(306.27)
	$0.00	$0.00	$0.00	$0.00	$(157.93)	$(157.93)
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

TOTAL	$15,004.19	$0.00	$(4,224.75)	$(2,023.19)	$1,121,258.96	$1,130,015.21

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date	Days
Incurred	Outstanding	Vendor	Description	Amount
$-
See attached				-
-
-
-
-
-
TOTAL AMOUNT				$-	(b)

☐     Check here is pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only):

Opening balance	$435,270.76	(a)
PLUS: New Indebtedness Incurred This Month	368,295.53
MINUS: Amount Paid on Post Petition,	(276,159.50)
Accounts Payable This Month	-
PLUS/MINUS: Adjustments	-
Ending Month Balance	$527,406.79	*

* July 2012 professional fee invoices are not included in this balance.

The previous month MOR included pre-petition A/P and this adjustment corrects the A/P to include only post-petition activity.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

Number of
Secured	Date Payment	Amount		Post Petition	Total Amount of
Creditor /	Due This	Paid This		Payments	Post Petition Payments
Lessor	Month	Month		Delinquent	Delinquent
None

TOTAL		$-	(d)

(a) This number is carried from last month's report. For the first report only, this number will be zero.

(b,c)The total of line (b) must equal line (c).

(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of October 31, 2012

PRELIMINARY DRAFT as of November 16, 2012:

This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
Holland & Knight, LLP	7/10/2012	$-	$-	$-	$867.30	$867.30
Holland & Knight, LLP	6/30/2012	-	-	-	3,870.70	3,870.70
Holland & Knight, LLP	8/7/2012	-	-	18.00	-	18.00
Holland & Knight, LLP	8/17/2012	-		1,111.30	-	1,111.30
De La Hoz & Associates, PA	6/30/2012	-	-	-	563.00	563.00
De La Hoz & Associates, PA	7/31/2012		-	252.00	-	252.00
Kapila & Company	6/30/2012	-	-	-	40,771.32	40,771.32
Kapila & Company	7/31/2012	-	-	30,536.96	-	30,536.96
Shutts & Bowen, LLP	8/11/2012	-	-	1,500.00	-	1,500.00
Shutts & Bowen, LLP	8/15/2012	-	-	1,500.00	-	1,500.00
Ehrenstein, Charbonneau, Calderin	7/11/2012	-	-	6,773.90	-	6,773.90
Ehrenstein, Charbonneau, Calderin	8/14/2012	-		6,075.60	-	6,075.60
Ehrenstein Charbonneau Calderin	9/30/2012	38,067.54	-	-	-	38,067.54
Genovese Joblove Battista	7/31/2012	-	-	26,092.90	-	26,092.90
Genovese Joblove Battista	7/31/2012	-	-	4,769.20	-	4,769.20
Genovese Joblove Battista	8/10/2012	-	-	16,144.70	-	16,144.70
Bast Amron LLP	8/13/2012	-		2,346.30	-	2,346.30
Kapila & Company	9/30/2012	16,646.92	-	-	-	16,646.92
Genovese Joblove Battista	10/18/2012	17,080.70	-	-	-	17,080.70
Shutts & Bowen	10/15/2012	1,500.00	-	-	-	1,500.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of October 31, 2012

PRELIMINARY DRAFT as of November 16, 2012:

This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
De La Hoz & Associates, P.A.	9/30/2012	377.00	-	-	-	377.00
Ehrenstein Charboneau Calderin	9/30/2012	1,346.60	-	-	-	1,346.60
Holland & Knight	10/11/2012	96.50	-	-	-	96.50
BastAmron LLP	10/6/2012	4,992.20	-	-	-	4,992.20
Bast Amron LLP	10/8/2012	127,500.91	-	-	-	127,500.91
De La Hoz & Associates, PA	10/30/2012	3,383.85	-	-	-	3,383.85
Ehrenstein Charboneau Calderin	11/14/2012	13,216.93	-	-	-	13,216.93
Ehrenstein Charboneau Calderin	11/14/2012	18,455.45	-	-	-	18,455.45
Genovese Joblove Battista	11/14/2012	44,737.91	-	-	-	44,737.91
Genovese Joblove Battista	11/14/2012	17,510.22	-	-	-	17,510.22
Holland & Knight, LLP	11/7/2012	255.00	-	-	-	255.00
Kapila & Company	10/30/2012	61,648.22	-	-	-	61,648.22
Shutts & Bowen, LLP	11/14/2012	8,416.99	-	-	-	8,416.99
Trustee Services, Inc.	10/30/2012	8,888.65	-	-	-	8,888.65
FedEX	11/14/2012	92.02	-	-	-	92.02
		$384,213.61	$-	$97,120.86	$46,072.32	$527,406.79

Kapila & Company

ATTACHMENT 3

INVENTORY AND FIXED ASSET REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$-
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$-	(a)
PLUS: Inventory Purchased During Month	$-
MINUS: Inventory Used or Sold	$-
PLUS/MINUS: Adjustments or Write-downs	$-	*
Inventory on Hand at End of Month	$-

METHOD OF COSTING INVENTORY:	FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete		Total Inventory

0.00%	0.00%	0.00%	0.00%	=	0	%*

*Aging Percentages must equal 100%

☐   Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$3,744,475	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION: (First Report Only):	Vehicles, furnishings, office equipment, machinery, etc.

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$-	(a)(b)
MINUS: Depreciation Expense	$-
PLUS: New purchases	$-
PLUS/MINUS: Adjustments or Write-downs	$-	*
Ending Monthly Balance	$-

* An auction was conducted on 7/19/12 where all remaining furnishings and office equipment were sold. Accordingly, the remaining balance of fixed assets was adjusted to zero.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING

PERIOD:	An auction was conducted on July 19th, 2012 of the remaining furnishings and office equipment.

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321431
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Accounts Payable Account

PURPOSE OF ACCOUNT:	Operating

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$(2,850.86	)*
Minus Service Charges	$-
Ending Balance Per Check Register	$(2,850.86	)**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

Since this account is setup as a ZBA account, it is only funded when the checks are presented to the bank. The funds will be automatically transferred by the bank from the Master Funding account to the A/P account when a check is presented against the account. Accordingly any outstanding checks will reflect as a negative balance until the checks are presented to the bank.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WellsOne® Account Account number: ■ October 1, 2012 - October 31, 2012 ■ Page 1 of 2

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DEBTOR IN POSSESSION	Online: wellsfargo.com
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO	Write:	Wells Fargo Bank, N.A. (182)
1000 S FEDERAL HWY STE 200		PO Box 63020
FT LAUDERDALE FL 33316-1237		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
	$0.00	$46,019.96	$-46,019.96	$0.00

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	10/10	114.00	ZBA Balance Account Transfer From 4124321423
	10/11	114.00	Heartlndpmtsys Hist Rtn 121011 17542 Smf Energy Corporation
	10/18	22,895.98	ZBA Balance Account Transfer From 4124321423
	10/19	22,895.98	Transmontaigne Hist Rtn 121019 Smf Energy Corp DBA St
		$46,019.96	Total electronic deposits/bank credits
		$46,019.96	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	10/10	114.00	Heartlndpmtsys Receivable 100412 17542 Smf Energy Corporation
	10/11	114.00	ZBA Balance Account Transfer to 4124321423
	10/18	22,895.98	Transmontaigne Cust Debit 101812 Smf Energy Corp DBA St
	10/19	22,895.98	ZBA Balance Account Transfer to 4124321423
		$46,019.96	Total electronic debits/bank debits
		$46,019.96	Total debits

(182)

Sheet Seq = 0071535

Sheet 00001 of 00002

Account number: ■ October 1, 2012 - October 31, 2012 ■ Page 2 of 2

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	0.00	10/11	0.00	10/19	0.00
10/10	0.00	10/18	0.00
Average daily ledger balance		$0.00

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0071536

Sheet 00002 of 00002

ATTACHMENT 5A

CHECK REGISTER- OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER:	4124321431

PURPOSE OF ACCOUNT:	Operating

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

10/10/2012	ACH Debit	Heartland Payment Systems	Merchant Fees	$114.00
10/18/2012	ACH Debit	Transmontaigne	Debit in error	22,895.98

TOTAL				$23,009.98

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121866
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement	$4,568.29
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$4,568.29	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:_______________________________

The following disbursements were paid in Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

WellsOne® Account Account number: ¾ October 1, 2012 - October 31, 2012 ¾ Page 1 of 1

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
FKA STREICHER MOBILE FUELING INC	Online: wellsfargo.com
DEBTOR IN POSSESSION
CO SONEET R KAPILA CRO	Write:	Wells Fargo Bank, N.A. (182)
1000 S FEDERAL HWY STE 200		PO Box 63020
FT LAUDERDALE FL 33316-1237		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
	$4,568.29	$0.00	$0.00	$4,568.29

Daily ledger balance summary

Date	Balance
09/30	4,568.29

Average daily ledger balance		$4,568.29

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

(182)

Sheet Seq = 0022363

Sheet 00001 of 00001

ATTACHMENT 5B

CHECK REGISTER- PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	2000011121866

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Check
Date	Number	Payee	Purpose	Amount

None				$-

TOTAL				$-

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321423
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Master Funding Account

PURPOSE OF ACCOUNT:	Master Funding Account

Ending Balance Per Bank Statement	$212,937.93
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$212,937.93	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WellsOne® Account Account number: ¾ October 1, 2012 - October 31, 2012 ¾ Page 1 of 2

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DEBTOR IN POSSESSION	Online: wellsfargo.com
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO	Write:	Wells Fargo Bank, N.A. (182)
1000 S FEDERAL HWY STE 200		PO Box 63020
FT LAUDERDALE FL 33316-1237		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
	$216,808.55	$24,772.41	$-28,643.03	$212,937.93

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	10/11	114.00	ZBA Funding Account Transfer From 4124321431
	10/11	1,762.43	ZBA Funding Account Transfer From 4124321456
	10/19	22,895.98	ZBA Funding Account Transfer From 4124321431
		$24,772.41	Total electronic deposits/bank credits

		$24,772.41	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	10/10	114.00	ZBA Funding Account Transfer to 4124321431
	10/10	2,206.00	ZBA Funding Account Transfer to 4124321456
	10/11	3,156.90	ZBA Funding Account Transfer to 2079940014538
	10/11	270.15	ZBA Funding Account Transfer to 4124321449
	10/18	22,895.98	ZBA Funding Account Transfer to 4124321431
		$28,643.03	Total electronic debits/bank debits

		$28,643.03	Total debits

(182)

Sheet Seq = 0071533

Sheet 00001 of 00002

Account number: ¾ October 1, 2012 - October 31, 2012 ¾ Page 2 of 2

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	216,808.55	10/11	212,937.93	10/19	212,937.93
10/10	214,488.55	10/18	190,041.95
	Average daily ledger balance	$213,373.09

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0071534

Sheet 00002 of 00002

ATTACHMENT 5C

CHECK REGISTER- MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER:	4124321423

PURPOSE OF ACCOUNT:	Master Funding Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Check
Date	Number	Payee	Purpose	Amount

None				$-

TOTAL				$-	(d)

MOR-12

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121837
	DBA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Atlanta Lockbox #932640

PURPOSE OF ACCOUNT:	Cash Collection Account

Ending Balance Per Bank Statement	$5,149,157.12
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$5,149,157.12	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WellsOne® Account Account number: ■ October 1, 2012 - October 31, 2012 ■ Page 1 of 1

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DBA STREICHER MOBILE FUELING INC	Online: wellsfargo.com
DEBTOR IN POSSESSION
CO SONEET R KAPILA CRO	Write:	Wells Fargo Bank, N.A. (182)
1000 S FEDERAL HWY STE 200		PO Box 63020
FT LAUDERDALE FL 33316-1237		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
	$5,127,432.01	$21,725.11	$0.00	$5,149,157.12

Credits

Deposits

Effective	Posted
date	date	Amount	Transaction detail
	10/05	896.07	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	10/09	3,012.24	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	10/15	2,439.62	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	10/22	762.26	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	10/26	10,664.00	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	10/29	3,777.23	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
		$21,551.42	Total deposits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	10/30	173.69	Mansfield Oil CO AP ACH 121030 005751 Smf/Streicher Mobile F
		$173.69	Total electronic deposits/bank credits

		$21,725.11	Total credits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	5,127,432.01	10/15	5,133,779.94	10/29	5,148,983.43
10/05	5,128,328.08	10/22	5,134,542.20	10/30	5,149,157.12
10/09	5,131,340.32	10/26	5,145,206.20
	Average daily ledger balance	$5,134,471.83

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

(182)

Sheet Seq = 0022362

Sheet 00001 of 00001

ATTACHMENT 5D

CHECK REGISTER- CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER:	2000011121837

PURPOSE OF ACCOUNT:	Cash Collection Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Check
Date	Number	Payee	Purpose	Amount

None

TOTAL				$-

MOR-8

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2079940014538
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$-	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Commercial Checking Account
Account number: ■ October 1, 2012 - October 31, 2012 ■ Page 1 of 1

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR	Online:	wellsfargo.com
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200	Write:	Wells Fargo Bank, N.A. (164)
FT LAUDERDALE FL 33316-1237		Controlled Disbursement-Savannah
301 Tryon Street
Charlotte, NC 28288

Account summary

Commercial Checking Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
	$0.00	$3,156.90	$-3,156.90	$0.00

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	10/11	3,156.90	ZBA Balance Account Transfer From 4124321423
		$3,156.90	Total electronic deposits/bank credits

		$3,156.90	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	10/11	3,156.90	Client Analysis Srvc Chrg 121010 Svc Chge 0912 002079940014538
		$3,156.90	Total electronic debits/bank debits

		$3,156.90	Total debits

Daily ledger balance summary

Date	Balance	Date	Balance
09/30	0.00	10/11	0.00
	Average daily ledger balance	$0.00

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

(164)

Sheet Seq = 0008373

Sheet 00001 of 00001

ATTACHMENT 5E

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	2079940014538

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

	Check
Date	Number	Payee	Purpose	Amount
10/11/2012	ACH	Wells Fargo	Bank fees	$3,156.90

TOTAL				$3,156.90

MOR-8

ATTACHMENT 4F

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	92006885170465
	Checking
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$539,579.56
Plus Total Amount of Outstanding Deposits	-
Minus Total Amount of Outstanding Checks and other debits	(13,171.88	)*
Minus Service Charges	-
Ending Balance Per Check Register	$526,407.68	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Statement Period
12-19084	October 1 - October 31, 2012
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)
For Customer Service
1000 SOUTH FEDERAL HIGHWAY	Call 1-800-634-7734, Ext. 8
SUITE 200	Email BMSBankingCenter@bms7.com
FORT LAUDERDALE, FL 33316

CONSOLIDATED BALANCE SUMMARY

		Ending	Ending
	Maturity	Balance Prior	Balance This
	Date	Period	Period
CHECKING ACCOUNT
		$799,556.36	$539,579.56
Total		$799,556.36	$539,579.56

Important Information Regarding Your Account
NOVEMBER 12TH, VETERAN'S DAY, IS A BANK HOLIDAY AND BMS WILL REMAIN OPEN, ALTHOUGH THE BANK WILL BE CLOSED. ON NOVEMBER 22ND, THANKSGIVING DAY, BOTH BNYM AND BMS WILL BE CLOSED. ON BOTH HOLIDAYS, ANY BANKING TRANSACTIONS CONDUCTED WILL BE POSTED THE FOLLOWING BUSINESS DAY. THE BMS BAN KING CENTER IS AVAILABLE MONDAY-FRIDAY FROM 8AM TO 8PM ET AT (800)634-7734, OPTION 8.

As of October 31, 2012, the funds for this case were on deposit in the following institutions as shown below:

Union Bank	$208,665.65	New York Community	$81,413.91
Citi	$249,500.00	The Bank of New York Mellon	$0.00
		Grand Total:	$539,579.56

Statement Period
12-19084	October 1 - October 31, 2012
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY	Account No.

	Instances	Amount
Beginning Balance		$799,556.36
Deposits and Additions	1	$3,711.10
Withdrawals	50	$(263,687.90)
Ending Balance	51	$539,579.56

TRANSACTION DETAIL
Date	Description	Debits	Credits	Balance
10/02	CHECK # 0000001155	$(210.00)		$799,346.36
10/02	CHECK # 0000001153	$(115.50)		$799,230.86
10/03	CHECK # 0000001157	$(337.50)		$798,893.36
10/03	CHECK # 0000001154	$(270.00)		$798,623.36
10/04	CHECK # 0000001156	$(660.00)		$797,963.36
10/05	CHECK # 0000001171	$(20,038.10)		$777,925.26
10/09	CHECK # 0000001166	$(77,991.22)		$699,934.04
10/09	CHECK # 0000001165	$(68,405.09)		$631,528.95
10/09	CHECK # 0000001167	$(6,760.08)		$624,768.87
10/09	CHECK # 0000001168	$(1,508.00)		$623,260.87
10/09	CHECK # 0000001159	$(1,320.00)		$621,940.87
10/09	CHECK # 0000001170	$(386.00)		$621,554.87
10/09	CHECK # 0000001162	$(69.68)		$621,485.19
10/09	CHECK # 0000001163	$(19.94)		$621,465.25
10/10	CHECK # 0000001174	$(38,067.54)		$583,397.71
10/10	CHECK # 0000001169	$(5,386.40)		$578,011.31
10/10	CHECK # 0000001160	$(820.00)		$577,191.31
10/10	CHECK # 0000001158	$(360.00)		$576,831.31
10/10	CHECK # 0000001161	$(13.50)		$576,817.81
10/10	CHECK # 0000001164	$(10.00)		$576,807.81
10/12	CHECK # 0000001136	$(1,000.00)		$575,807.81
10/15	DEPOSIT # 0000100015		$3,711.10	$579,518.91
10/15	CHECK # 0000001172	$(105.00)		$579,413.91
10/16	CHECK # 0000001177	$(405.00)		$579,008.91
10/17	CHECK # 0000001176	$(780.00)		$578,228.91
10/17	CHECK # 0000001178	$(210.00)		$578,018.91
10/17	CHECK # 0000001175	$(135.00)		$577,883.91
10/22	CHECK # 0000001179	$(10,300.06)		$567,583.85
10/22	CHECK # 0000001180	$(9,887.60)		$557,696.25
10/22	CHECK # 0000001182	$(240.00)		$557,456.25
10/23	CHECK # 0000001181	$(1,035.00)		$556,421.25
10/25	CHECK # 0000001189	$(779.21)		$555,642.04
10/25	CHECK # 0000001184	$(120.00)		$555,522.04
10/26	CHECK # 0000001173	$(1,856.46)		$553,665.58
10/26	CHECK # 0000001197	$(1,593.20)		$552,072.38
10/26	CHECK # 0000001196	$(513.80)		$551,558.58

Statement Period
12-19084	October 1 - October 31, 2012
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY	Account No.

TRANSACTION DETAIL
Date	Description	Debits	Credits	Balance
10/26	CHECK # 0000001193	$(71.73)		$551,486.85
10/26	CHECK # 0000001192	$(59.02)		$551,427.83
10/29	CHECK # 0000001185	$(3,060.00)		$548,367.83
10/29	CHECK # 0000001195	$(2,746.02)		$545,621.81
10/29	CHECK # 0000001183	$(600.00)		$545,021.81
10/29	CHECK # 0000001201	$(390.02)		$544,631.79
10/29	CHECK # 0000001200	$(352.92)		$544,278.87
10/29	CHECK # 0000001188	$(285.00)		$543,993.87
10/29	CHECK # 0000001194	$(214.50)		$543,779.37
10/29	CHECK # 0000001203	$(61.92)		$543,717.45
10/30	CHECK # 0000001187	$(720.00)		$542,997.45
10/30	CHECK # 0000001199	$(108.00)		$542,889.45
10/30	CHECK # 0000001186	$(70.00)		$542,819.45
10/30	CHECK # 0000001198	$(45.00)		$542,774.45
10/31	CHECK # 0000001190	$(3,194.89)		$539,579.56
Totals		$(263,687.90)	$3,711.10

(* Indicates a break in the check sequence)	CHECKS PAID IN NUMERIC ORDER

Check No.		Date	Amount	Check No.	Date	Amount	Check No.		Date	Amount
1136		10/12	$1,000.00	1169	10/10	$5,386.40	1186		10/30	$70.00
1153	*	10/02	$115.50	1170	10/09	$386.00	1187		10/30	$720.00
1154		10/03	$270.00	1171	10/05	$20,038.10	1188		10/29	$285.00
1155		10/02	$210.00	1172	10/15	$105.00	1189		10/25	$779.21
1156		10/04	$660.00	1173	10/26	$1,856.46	1190		10/31	$3,194.89
1157		10/03	$337.50	1174	10/10	$38,067.54	1192	*	10/26	$59.02
1158		10/10	$360.00	1175	10/17	$135.00	1193		10/26	$71.73
1159		10/09	$1,320.00	1176	10/17	$780.00	1194		10/29	$214.50
1160		10/10	$820.00	1177	10/16	$405.00	1195		10/29	$2,746.02
1161		10/10	$13.50	1178	10/17	$210.00	1196		10/26	$513.80
1162		10/09	$69.68	1179	10/22	$10,300.06	1197		10/26	$1,593.20
1163		10/09	$19.94	1180	10/22	$9,887.60	1198		10/30	$45.00
1164		10/10	$10.00	1181	10/23	$1,035.00	1199		10/30	$108.00
1165		10/09	$68,405.09	1182	10/22	$240.00	1200		10/29	$352.92
1166		10/09	$77,991.22	1183	10/29	$600.00	1201		10/29	$390.02
1167		10/09	$6,760.08	1184	10/25	$120.00	1203	*	10/29	$61.92
1168		10/09	$1.508.00	1185	10/29	$3,060.00
							Total Checks Paid:			$263,687.90

As of October 31, 2012, the funds for this account were on deposit in the following institutions as shown below:
The Bank of New York Mellon	$0.00	Citi	$249,500.00
New York Community	$81,413.91	Union Bank	$208,665.65
		Grand Total:	$539,579.56

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	92006885170465

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
10/3/2012	1158	Christine Watters	Contract Labor	360.00
10/3/2012	1159	Tim Shaw	Contract Labor	1,320.00
10/3/2012	1160	Katherine Sutton	Contract Labor	820.00
10/3/2012	1161	Folio Investments Inc.	Filing fees	13.50
10/3/2012	1162	FedEx	Office	69.68
10/3/2012	1163	FedEx	Office	19.94
10/3/2012	1164	Katherine Sutton	Contract Labor	10.00
10/3/2012	1165	Kapila & Company	Professional fees	68,405.09
10/3/2012	1166	Genovese, Joblove & Battista, P.A.	Professional fees	77,991.22
10/3/2012	1167	Shutts & Bowen, LLP	Professional fees	6,760.08
10/3/2012	1168	De La Hoz & Associates, PA	Professional fees	1,508.00
10/3/2012	1169	Ehrenstein, Charbonneau, Calderin	Professional fees	5,386.40
10/3/2012	1170	Holland & Knight, LLP	Professional fees	386.00
10/3/2012	1171	Bast Amron LLP	Professional fees	20,038.10
10/5/2012	1172	Eula Reeves	Contract Labor	105.00
10/5/2012	1173	Peak 10	IT	1,856.46
10/5/2012	1174	Ehrenstein, Charbonneau, Calderin	Professional fees	38,067.54
10/10/2012	1175	Eula Reeves	Contract Labor	135.00
10/10/2012	1176	Tim Shaw	Contract Labor	780.00
10/10/2012	1177	Christine Watters	Contract Labor	405.00
10/10/2012	1178	Katherine Sutton	Contract Labor	210.00
10/15/2012	1179	Andrews International, Inc.	Professional fees	10,300.06
10/15/2012	1180	Andrews International, Inc.	Professional fees	9,887.60
10/18/2012	1181	Christine Watters	Contract Labor	1,035.00
10/18/2012	1182	Katherine Sutton	Contract Labor	240.00
10/18/2012	1183	Tim Shaw	Contract Labor	600.00
10/18/2012	1184	Eula Reeves	Contract Labor	120.00
10/23/2012	1185	Tim Shaw	Contract Labor	3,060.00
10/23/2012	1186	Katherine Sutton	Contract Labor	70.00
10/23/2012	1187	Christine Watters	Contract Labor	720.00
10/23/2012	1188	Eula Reeves	Contract Labor	285.00
10/23/2012	1189	Alternative Legal Copy Service, Inc.	Copy Services	779.21
10/23/2012	1190	Andrews International, Inc.	Professional fees	3,194.89
10/23/2012	1191	American Stock & Transfer	Transfer agent fees	1,038.00
10/23/2012	1192	FedEx	Office	59.02
10/23/2012	1193	FedEx	Office	71.73
10/23/2012	1194	Google, Inc.	IT	214.50
10/23/2012	1195	Merrill Communications LLC	Professional fees	2,746.02
10/23/2012	1196	Level 3 Communications, LLC	Telephone	513.80
10/23/2012	1197	Public Storage	Rent	1,593.20
10/23/2012	1198	Public Storage	Rent	45.00
10/23/2012	1199	Public Storage	Rent	108.00
10/23/2012	1200	Space Plus Self Storage	Rent	352.92
10/23/2012	1201	Space Plus Self Storage	Rent	390.02
10/23/2012	1202	Performance Food Group, Inc.	AR Refund	411.06
10/23/2012	1203	National Information Solutions Cooperative	AR Refund	61.92
10/23/2012	1204	HBO2 Works LLC	AR Refund	791.16
10/23/2012	1205	U.S. Trustee	U.S. Trustee Quarterly Fees	4,875.00
10/23/2012	1206	U.S. Trustee	U.S. Trustee Quarterly Fees	325.00

MOR-8

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	92006885170465

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
10/25/2012	1207	VAR Resources	Computer Storage Services	765.23
10/31/2012	1208	Christine Watters	Contract Labor	70.00
10/31/2012	1209	Eula Reeves	Contract Labor	90.00
10/31/2012	1210	Tim Shaw	Contract Labor	4,020.00
10/31/2012	1211	VAR Resources	Computer Storage Services	765.23
10/31/2012	1212	ADP, Inc.	Miscellaneous Other Disbursements	21.20

TOTAL				$274,266.78

MOR-8

ATTACHMENT 4G

INVESTMENTS ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Current
Instrument	Face Value	Purchase Price	Date of Purchase	Market Value
NONE	$-	$-		$-

TOTAL				$-	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)		(Column 4)
	Maximum Amount	Amount of Petty		Difference between
Location of	of Cash in Drawer/	Cash On Hand At		(Column 2) and
Box/Account	Acct.	End of Month		(Column 3)
None

TOTAL		$-	(b)

For any Petty Cash Disbursement over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation
See attached

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$-	(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Date
Name of Taxing	Payment			Date Last Tax
Authority	Due	Description	Amount	Return Filed	Tax Return Period

$-

None

TOTAL			$-

MOR-14

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Record all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement of business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Payment
Name of Officer or Owner	Title	Description	Amount Paid
NONE - All employees were terminated as of July 2012

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period	0	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

	Phone	Policy	Coverage	Expiration	Date Premium
Agent and/or Carrier	Number	Number	Type	Date	Due

See attached

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

None

☐  Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

Insurance Policies/Certificates

Provider	Insurer	Type	Policy #	Expiration

Chubb Group of Insurance	Federal Insurance Company	Fiduciary Liability	8223-1483	12/11/2012
Hudson Insurance Group	Federal Insurance Company	Excess/DIC D&O Liability	HN-0303-3207	12/11/2012
Insurance Office of America	National Interstate Company	Commercial General Liab. & Auto -Pollution/Products & Contractual Labor	EFD4830315-00	10/1/2012

Kapila & Company

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Name of the Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 10/1/2012 and ending 10/31/2012

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement ); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

On May 25, 2012 SMF Energy Corporation (the “Company”) and its subsidiaries, H & W Petroleum Company, Inc., and SMF Services, Inc. (collectively, the “Debtors”), completed their previously announced sale of certain assets associated with the business of the Debtors in their various operating locations in the State of Texas and used in such operations as a going concern to Sun Coast Resources, Inc. (“Sun Coast”) pursuant to the asset purchase agreement dated April 27, 2012 (the “Sun Coast Purchase Agreement”). In addition, the Debtors sold inventory and trucks for a purchase price of $1,792,474 and $520,000, respectively, to Sun Coast.

The Debtors also completed the sale of certain Vehicles Outside Texas (as defined in the Purchase Agreements) to On-Site Fuel Service, Inc., Reladyne LLC and Leader D.O.T. Services Inc. (together with Sun Coast, the “Purchasers”) pursuant to asset purchase agreements (together with the Sun Coast Purchase Agreements, the “Purchase Agreements”) with each individual Purchaser under the provisions of Section 363 of the U.S. Bankruptcy code (the “Bankruptcy Code”) and approved by the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) on May 2, 2012 (the “Section 363 Sale”). The aggregate gross purchase price for the Section 363 Sale was $10,751,150. The Section 363 Sale was closed following the completion of an auction process supervised by the Bankruptcy Court in which the Purchasers emerged as the winning bidders. The Company used the proceeds of the Section 363 Sale to pay off its line of credit with Wells Fargo.

On October 16, 2012 the Bankruptcy Court approved the Debtor's Disclosure Statement.

MOR-16